Exhibit 10.14

6TH JVA AMENDMENT AGREEMENT –
Fun Pass early termination

Between	KATMANDU COLLECTIONS LLLP (Nevada, USA),
MELIÁ HOTELS INTERNATIONAL SA (Spain),
PRODUCCIONES DE PARQUES SL (Spain).

JV re:	PRODUCCIONES DE PARQUES SL (Spain), and
TERTIAN XXI SLU (Spain).

JV hotels:	SOL KATMANDU PARK
SOL TENERIFE

Place:	Palma de Mallorca, Spain

Date:	12 December 2016

© 2012 Property of Melia Hotels International

6TH JVA AMENDMENT AGREEMENT

DATED: 12 December 2016

PARTIES:

(1)	KATMANDU COLLECTIONS, LLLP (“KAT”), a limited liability limited partnership duly incorporated and organised under the laws of the state of Nevada, of the United States of America, under the file number E0498572006-7, whose registered office is at 10785 West Twain Avenue, Suite 200, Las Vegas, 89135, Nevada, United States of America, and With postal address at [***], with the Spanish fiscal identification code for foreign companies (N.I.F.): [***];

(2)	MELIÁ HOTELS INTERNATIONAL, S.A. (“MHI”), a public limited liability company duly incorporated and organised under the laws of the Spain, whose registered office is at Calle Gremi de Boters, number 24, Poligono Son Castelló, 07009 Palma de Mallorca, Spain, with the Spanish fiscal identification code (C.I.F.): [***]; and

(3)	PRODUCCIONES DE PARQUES, S.L. (“PDP”), a limited liability company duly incorporated and organised under the laws of Spain, whose registered office is at Avda. Vaquer Ramis, s/n, 07181 Magalluf-Calvià, Spain, with the Spanish fiscal identification code (C.I.F.): [***].

WHEREAS:

I.-	This Agreement is supplemental to and amends the JVA.

II.-	The JVA establishes a minimum revenue guarantee in relation with the revenue generated by the Guests of the Fun Pass Hotels as well as some shortfall payments to be made by MHI to KAT in case a certain shortfall in revenue generated by the Fun Pass occurs.

III.-	The Parties desire to amend the JVA with respect to the term of validity of Section F.1 (Further Cooperation).

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions

1.1.1.	Save as expressly otherwise herein defined, capital-letter initialled terms used herein and defined in the JVA shall have the same meaning in this Agreement.

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1.1.2.	In this Agreement, the following specific definitions will apply and take precedence over the definitions of the same terms set out in the JVA:

“Agreement” means this agreement.

“KAT” has the meaning given to it in the heading section hereof.

“MHI” has the meaning given to it in the heading section hereof.

“PDP” has the meaning given to it in the heading section hereof.

“JVA” means the agreement titled, “Joint Venture and Shareholders Agreement”, dated 13 December 2012, and made between the Parties, and notarised on that same date under document number 4040 of Armando Mazaira Pereira, notary public of Palma de Majorca (the “Initial JVA”), as supplemented and amended by the novation agreements made by and between the Parties: (i) on 28 June 2013 in a private document, notarised on the date of its execution under document number 2087 of the aforementioned notary, (ii) on 29 January 2014, (iii) on 10 May 2014, (iv) 25 November, 2015 and (iv) on [...] 2016, respectively.

“Parties” means the parties to this Agreement indicated in the heading section hereof.

1.2.	Interpretation

This Agreement is to be interpreted and construed in accordance with the provisions of clause A.2 (General rules of interpretation) of the JVA, which shall be deemed to be incorporated herein by this reference.

2.	THE AMENDMENTS

2.1.	Term of validity

2.1.1.	The Parties agree to reduce the term of validity of Section F.1 in order to establish new conditions upon which the Leisure Facilities will be marketed to Guests of the Fun Pass Hotels for the period as from 1st January 2016, by means of the signature of a cooperation agreement between MHI and PDP.

2.1.2.	Therefore, Clause 1.3 (Term of validity) shall be deleted and replaced by the following:

“The term of the agreements met in this Section F.1 shall be valid and in force as from 1st January, 2013 through to 31st December, 2015. The Parties will work together to establish the conditions upon which the Leisure Facilities may be marketed to Guests of the Fun Pass Hotels for the period as from 1st January, 2016.”

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2.2.	Date of effectiveness

This clause 2.1 (Term of validity) will be effective (retroactively) from 1 January 2016.

3.	MISCELLANEA

3.1.	Single agreement

This Agreement amends, supplements and extends the JVA. This Agreement and the JVA will be taken together and will constitute, for all purposes, one and the same agreement. The Parties will act in good faith to analogously apply and to adjust the provisions of the JVA to this Agreement.

3.2.	No further changes

Except as expressly set forth herein, (i) the JVA remains in full force and effect in accordance with its terms, (ii) no further additions, modifications or deletions to the JVA are intended by the Parties or made by this Agreement, and (iii) the execution, delivery, and performance of this Agreement will not operate as a waiver of any right established in the JVA.

3.3.	Notarisation

Any Party may require the other Parties to notarise this Agreement at the notary Armando Mazaira in Palma de Mallorca with 15 days prior written

3.4.	Costs and Expenses

The Parties shall each pay their own costs, charges and expenses in connection with, and incidental to, the preparation and negotiation of this Agreement.

3.5.	JVA clauses applicable hereto

The following clauses of the JVA shall apply (with such changes as are necessary) to this Agreement: G.2 (Absence of conflict), G.5 (Interpretation rules), G.6 (Notices), G.7 (Further action), G.8 (Amendment or modification), G.9 Unforeseen circumstances and mutual collaboration), G.10 (Governing law and dispute revolution), and G.11 (Confidentiality and announcements).

3.6.	Counterparts

This Agreement may be entered into in any number of counterparts. All counterparts shall be valid and binding on the Party executing them and shall, when taken together, constitute one and the same instrument for all purposes. Any Party may enter into this Agreement by signing any such counterpart but this Agreement will not be effective until each Party has executed at least one counterpart of this Agreement.

In witness whereof, the Parties have duly executed, delivered and signed this Agreement on the date hereof.

{SIGNATURE PAGE TO FOLLOW}

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SIGNATURE PAGE

/s/ Julia Emily Demerau	/s/ Gabriel Escarrer Jaume
Katmandu Collections, LLLP	MeliÁ Hotels International, S.A
Represented herein by:	Represented herein by:

Julia Emily Demerau, national of the USA, with passport of his nationality number [***] (valid until 19 June 2023) and with Spanish tax ID (NIE) number [***], who acts as sole general partner of the company	Gabriel Escarrer Jaume, who acts as managing director of the company

/s/ Scott Demerau	/s/ Mark Hoddinott
Producciones de Parques, S.L.	Producciones de Parques, S.L.
Represented herein by:	Represented herein by:

Scott Demerau, national of the USA, with passport of his nationality number [***] (valid until 19 June 2023), who acts, jointly with Mark Hoddinott subject to the joint power of attorney granted for this purpose by the board of directors of the company on or about the date hereof	Mark Hoddinott, British citizen, with Spanish tax ID (NIE) number [***], who acts, jointly with Scott Demerau subject to the joint power of attorney granted for this purpose by the board of directors of the company on or about the hereof

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